SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ___________________

                                    FORM 8-K
                                 CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 23, 1996


                             BOX ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)




     Delaware                           1-11516                  75-2369148
  (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
       of Incorporation)                                Identification No.)





8201 Preston Road, Suite 600, Dallas, Texas                    75225-6211
  (Address of Principal Executive Offices)                     (Zip Code)





                                 (214) 890-8000
              (Registrant's telephone number, including area code)

Item 4.   Changes in Registrant's Certifying Accountant.

On September 23, 1996, Box Energy Corporation (the "Company") dismissed Coopers & Lybrand L.L.P. as the Company's independent accountant and appointed Arthur Andersen & Co. as the Company's independent accountant for the remainder of fiscal year 1996 and for fiscal year 1997, effective with such appointment. The change in independent accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Board of Directors.

Coopers & Lybrand L.L.P.'s reports on the financial statements for the two most recent fiscal years did not contain an adverse opinion, disclaimer of opinion, qualification, or modification as to uncertainty, audit scope, or accounting principles, except as set forth in the last four sentences of this paragraph. Furthermore, during the two most recent fiscal years and the interim period subsequent to December 31, 1995, there have not been any disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused that firm to make reference to the subject matter of such disagreements in connection with its report. The Company wishes to point out, however, that the report of Coopers & Lybrand L.L.P. included in the Company's Annual Report to Stockholders for the year ended December 31, 1994, contained the following additional statements: "As discussed in Note 1 to the financial statements, the Company changed its method of accounting for marketable securities in 1994. As discussed in Note 10 to the financial statements, the Company is a defendant in a lawsuit brought by Phillips Petroleum Company. The ultimate outcome of the litigation cannot presently be determined. Accordingly, no provision for any liability that may result upon adjudication has been made in the accompanying financial statements."

The Company has requested Coopers & Lybrand L.L.P. to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 30, 1996, is filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years and through September 23, 1996, neither the Company nor anyone on its behalf has consulted with Arthur Andersen & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibit Number
     and Description

     16.1 Letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BOX ENERGY CORPORATION


Date:     September 30, 1996       By:  /s/ Don D. Box
                                        Don D. Box,
                                        Chairman of the Board,
                                        Chief Executive Officer
                                        and President